EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third party due diligence provider, performed the review described below on behalf of its client, Guaranteed Rate, Inc.  The review included a total of 471 newly originated residential mortgage loans, in connection with the securitization identified as RATE 2021-J4 (the “Securitization”).  The Review was conducted from September 2021 through October 2021 on mortgage loans originated between July 2021 and September 2021.

Scope of Review

Credit Review

 Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.
Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

 Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.  The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.  Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

 Consolidated Analytics performed a “Valuation Review,” which included the following:

a.
Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.
For all loans within the population, additional valuation products were not required when the CU score provided was below 2.5. In the event the CU score was equal to or greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance.  In some instances, CDA’s were ordered on loans that had an acceptable CU score based on guidance from the seller.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (471 loans in total):

294 loans had Desktop Reviews.

If a loan with a Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed.

Product totals may not sum due to multiple products for each loan.

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 471 mortgage loans reviewed, thirty-six (36) unique mortgage loans (7.64% by loan count) had a total of 36 different tape discrepancies across two data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Escrow_Indicator	20	55.56%
Occupancy	16	44.44%
Total Discrepancies:	36	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade “B” or higher with 92.99% of the pool receiving an Overall “A” grade.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	438	$404,992,661	92.99%
Event Grade B	33	$30,182,535	7.01%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	471	$435,175,196	100%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	469	99.58%
Event Grade B	2	0.42%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	471	100%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	440	93.42%
Event Grade B	31	6.58%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	471	100%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	471	100%
Event Grade B	0	0%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	471	100%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total

Credit	A	All Interested Parties Not Checked against Exclusionary Lists	2
		Appraisal date is greater than 120 days from Origination date.	4
		Asset Documents are Incomplete	17
		AUS is Missing	3
		AUS is Partial	6
		Balance Sheet Does Not Meet Guidelines	5
		Borrower 2 Income Verification is less than 12 months	2
		Borrower 2 is missing signed 4506t.	3
		Borrower Asset Verification is Missing	5
		Borrower Credit Report Indicator is Partial	4
		Borrower Credit Report is Missing	5
		Borrower Employment Verification does not meet guidelines	9
		Borrower Employment Verification is Unavailable	2
		Borrower Employment Verification Level is missing	3
		Borrower Income Verification does not match Approval	12
		Borrower Income Verification is less than 12 months	5
		Borrower Income Verification Level is Missing	4
		Borrower Liabilities Verification Indicator is Partial	10
		Borrower Liabilities Verificiation Indicator is Missing	3
		Borrower residency documentation not provided or issue with documentation	2

Borrower Transcript is Partial	1
Borrower Transcripts are missing	9
CLTV Exceeds the AUS Maximum Allowable	5
CoBorrower Asset Verification is Missing	3
CoBorrower Credit Report Indicator is Partial	3
CoBorrower Credit Report is Missing	3
CoBorrower Employment Verification does not meet guidelines	4
CoBorrower Income Verification does not match Approval	5
CoBorrower Liabiliities Verified Indicator is Missing	1
CoBorrower Liabilities Verified Indicator is Partial	4
CoBorrower Transcripts is Missing	3
Condo Approval Missing	2
DTI Exceeds AUS Maximum Allowable	15
Executed HELOC closure letter not provided.	3
FICO is less than the AUS Minimum Required	2
Final Loan Application is Missing	10
Final Loan Application is Partial	9
Flood Certificate is Missing	11
Flood Certificate is Partial	3
Flood Insurance Policy is Missing	1
Flood Insurance Policy is Partial	2
Fraud Report is Only Partially Available	2
Fraud Report Missing	10

Fraud Report Shows Uncleared Alerts	14
Fully Executed Purchase Contract is Missing	4
Fully Executed Purchase Contract is Partial	2
HAZARD INSURANCE CERTIFICATE MISSING	12
Hazard Insurance Coverage is Not Sufficient	7
Hazard Insurance Coverage is Not Sufficient.	23
Hazard Insurance Effective Date is after the Note Date	12
Hazard Insurance Indicator is Partial	9
HMDA Data Tape Not Provided	9
Housing history does not meet guidelines	9
Initial Credit Application is Not Executed	1
Initial Credit Application is Partial	3
Initial Loan Application is Missing	5
Insufficient cash to close.	12
Intent to Proceed is not Executed	1
Is Irregular Payment Transaction is Yes	1
Liquid Reserves (Dollar Amount) are less than AUS Minimum Required	6
Liquid Reserves (Months) are less than AUS Minimum Required.	3
Liquid Reserves are less than Guidelines Required	13
Loan amount is greater than the maximum loan amount allowed per guidelines	1
Loan amount is less than the minimum required loan amount	4

		LTV Exceeds AUS Maximum Allowable	5
		Minimum Trade Line Requirement Not Met	2
		Note Document Indicator is Missing	9
		Note Document Indicator is Partial	4
		Note is not executed by all borrowers	1
		Partial Bankruptcy documentation provided.	2
		Payment shock exceeds lender guidelines	1
		Profit and Loss Does Not Meet Guidelines	4
		Property flood zone reflects property is in a Flood Zone but Special Flood Zone is marked No	1
		Property is located in a FEMA disaster area	99
		Qualifying DTI exceeds Guideline Maximum Allowable	6
		Servicing Comments are Missing	1
		Signed 4506t is missing	6
		Title Policty is Partial	5
		Title Policy is Missing	13
		Transmittal Summary is Missing	12
		Transmittal Summary is Partial	3
		Trust Documentation Missing or Incomplete	2
		Unresolved derogatory credit	2
		Total Credit Grade (A) Exceptions:	546

Credit	B	Borrower Employment Verification does not meet guidelines	1
		Initial Credit Application is Not Executed	1

		Total Credit Grade (B) Exceptions:	2

Compliance	A	Affiliated Business Disclosure is Missing	10
		ATR/QM Status is Pending	67
		CA AB 489/344 Consumer Loan Single Premium Credit Insurance Test	1
		Cal. Fin. Code § 4973(k) - Consumer Caution and Home Ownership Counseling Notice Disclosure was not provided	13
		Charges That Cannot Increase Test	34
		Charges That In Total Cannot Increase More Than 10% Test	21
		Collateral Protection Act 815 Ill. Comp. Stat. 180/1 et seq. - Collateral Protection Notice was not provided	1
		Colo. Rev. Stat. Ann. § 5-3-105 - Cosigner Notice Disclosure was not provided	1
		Consumer Credit Contracts Cal. Civ. Code § 1799.91 - Cosigner Notice Disclosure was not provided	9
		Consummation or Reimbursement Date Validation Test	27
		Cosigner Notice Disclosure is Missing	9
		Covered High Cost Indicator is Unknown	3
		Escrow Waiver Disclosure is Missing	4
		eSigned Documents Consent is Missing	3
		Evidence of Rate Lock Not Provided	14
		High-Cost Mortgage Date the Rate Was Set Validation Test	3
		Higher-Priced Mortgage Loan Date the Rate Was Set Validation Test	3

Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6)).	2
Home Loan	9
Home loan Toolkit is Missing	8
Homeownership Counseling Disclosure is Missing	10
Homeownership Counseling Disclosure is Partial	1
IL HRHLA High Risk Home Loan Date the Rate Was Set Validation Test	1
Incorrect rescission model used - RTC form model H-9 used for refinance not with Original Lender or Lender Affiliate	1
Initial Closing Disclosure Delivery Date and Changed Circumstances Date Test	1
Initial Closing Disclosure Delivery Date Test	4
Initial Escrow Account Disclosure is Missing	8
Initial Escrow Account Disclosure is Partial	1
Initial Loan Estimate Delivery Date Finding (prior to consummation)	1
Initial Loan Estimate Delivery Date Test (from application)	11
Intent to Proceed is Missing	7
Lender Credits That Cannot Decrease Test	2
Missing Taxpayer First Act Disclosure	11
Mortgage Loan	1
Mortgage not recorded	1
Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	11

Per Diem Interest Amount Test	1
Potential Predatory Loan	1
Prohibited Fees First Lien Test	1
Prohibited Fees Test	10
Property Flood Zone reflects property is not in a flood zone but Special Flood Zone is marked Yes	1
Qualified Mortgage Points and Fees Finding (12 CFR §1026.43(e)(3))	1
Regulation § 1026.43(c)(2)(i) failure - The borrower(s) reasonably expected income or assets was not properly considered.	4
Regulation § 1026.43(c)(2)(ii) failure - The borrower(s) current employment status was not verified.	3
Regulation § 1026.43(c)(2)(iii) failure - The consumer's qualifying monthly payment is not calculated based on (a) the greater of the fully indexed rate or introductory rate and (b) Monthly fully amortizing payments that are substantially equal.	2
Regulation § 1026.43(c)(2)(v) failure - The consumer's monthly payment for mortgage-related obligations not properly considered.	2
Regulation § 1026.43(c)(2)(vi) failure - The consumer's current debt obligations alimony and child support or other debt obligations were not confirmed and included in the DTI.	1
Regulation §1026.43(e)(2)(vi) failure - The Qualified Mortgage calculated DTI is greater than 43.00%.	8
Reimbursement Amount Test	33
RESPA Homeownership Counseling Organizations Disclosure Date Test	8
Revised Closing Disclosure Delivery Date and Changed Circumstances Date Test	1
Revised Closing Disclosure Delivery Date Test (No Waiting Period Required) Test	1
Revised Loan Estimate Delivery Date and Changed Circumstances Date Test	1
Right to Cancel is Missing	7
Right to Cancel Transaction Date is different from the Transaction Date	1
Security Instrument Indicator is Missing	8
Security Instrument Indicator is Partial	2
Settlement Cost Booklet was provided more than 3 days from the Originator Application Date	1
State Defined Home Loan	1
Taxpayer First Act Disclosure is Not Executed	1
The file does not contain a complete copy of the Closing Disclosure. Unable to fully test for TRID tolerance.	3
The file does not contain a complete copy of the Loan Estimate. Unable to fully test for TRID tolerance.	3
The file does not contain any copies of the Closing Disclosure(s). Unable to test for TRID tolerance.	4
The file does not contain any copies of the Loan Estimate(s). Unable to test for TRID tolerance.	7
TILA APR Test	2
TILA Finance Charge Test	2
TILA Financing of Credit Insurance Test	1
TILA Right of Rescission Test	3
TRID "Section A. Origination Charges" Validation Test	1

		TRID "Section B. Services You Cannot Shop For / Services Borrower Did Not Shop For" Validation Test	1
		TRID "Section E. Taxes and Other Government Fees" Validation Test	1
		TRID Consummation Date and Closing / Settlement Date Validation Test	2
		TRID Initial Closing Disclosure Date and Funding Date Validation Test	2
		TRID Post-Consummation Reason for Redisclosure Validation Test	2
		TRID Post-Consummation Revised Closing Disclosure Data Validation Test	2
		TRID Post-Consummation Revised Closing Disclosure Date and Consummation Date Validation Test	1
		TRID Total of Payments Test	3
		Written List of Service Providers Disclosure Date Test	5
		Total Compliance Grade (A) Exceptions:	459

Compliance	B	Affiliated Business Disclosure is Missing	1
		CA AB 489/344 Consumer Loan Single Premium Credit Insurance Test	2
		Charges That Cannot Increase Test	5
		Charges That In Total Cannot Increase More Than 10% Test	6
		Consummation or Reimbursement Date Validation Test	9
		Escrow Waiver Disclosure is Missing	1
		High Cost Home Loan Disclosure is Missing	1
		Home loan Toolkit is Missing	2

Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	1
Initial Escrow Account Disclosure is Missing	1
MA High Cost Home Loan Financing of Credit Insurance Premiums Test	2
Post-Consummation Cure Reimbursement and Revised Closing Disclosure Delivery Date Test	1
Prohibited Fees First Lien Test	1
Prohibited Fees Test	9
Reimbursement Amount Test	9
Reimbursement Date Test	1
Revised Closing Disclosure Delivery Date and Changed Circumstances Date Test	1
Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	1
Settlement Cost Booklet was provided more than 3 days from the Originator Application Date	1
TILA Finance Charge Test	2
TILA Financing of Credit Insurance Test	4
TRID "Section C. Services You Can Shop For / Services Borrower Did Shop For" Validation Test	2
TRID Disclosure Delivery and Receipt Date Validation Test	1
TRID Post-Consummation Reason for Redisclosure Validation Test	1
TRID Total of Payments Test	1
Total Compliance Grade (A) Exceptions:	66

Valuation	A	External Obsolescense Present Indicator is Yes	1
		Hazard Insurance Effective Date is after the Review Date	2
		Is Completion Certificate in file is No	1
		Origination Appraisal is Missing	13
		Origination Appraisal is Partial	7
		Post FEMA Disaster Property Inspection Shows Property Damage	2
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	44
		Third Party Desk Review variance to appraised value exceeds 10%	2
		Third Party Valuation Product not Provided	184
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	32
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	18
		Third Party Valuation Product not Provided.	4
		Title Issues Present	1
		UCDP Summary Report is Missing	1
		Total Valuation Grade (A) Exceptions:	312

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B
The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.

C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A
The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income,

Credit Event Grades
assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B
The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.

C
The loan violates one material law or regulation.  The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A
The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination.  The appraiser was appropriately licensed and used GSE approved forms.

B
The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller.  The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines.  The appraisal was performed on an "as-is" basis and the property is complete and habitable.  The appraiser was appropriately licensed and used GSE approved forms.

Valuation Event Grades
C
The value is not supported within 10% of the original appraisal.  The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines.  The property is in below “average” condition or the property is not complete or requires significant repairs.  The appraisal was not performed on an “as is” basis.  The appraiser was not appropriately licensed or did not use GSE approved forms.

D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.